UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06686
                                                     ---------

                           JF China Region Fund, Inc.
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     JPMorgan Worldwide Securities Services
                          73 Tremont Street, 11th Floor
                                Boston, MA 02108
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                       CSC
                                   Suite 3100
                          1133 Avenue of the Americas
                               New York, NY 10036
           -----------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (617) 557-8000
                                                           --------------

                   Date of fiscal year end: December 31, 2006
                                            -----------------

                   Date of reporting period: December 31, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                  [GRAPHIC OMITTED] JF CHINA REGION FUND, INC.

                                  Annual Report
                                December 31, 2006

                               [GRAPHIC OMITTED]


[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


CONTENTS
--------------------------------------------------------------------------------


                                                                            Page
Objectives                                                                   1
------------------------------------------------------------------------------
Management                                                                   1
------------------------------------------------------------------------------
Market Information                                                           1
------------------------------------------------------------------------------
Highlights                                                                   2
------------------------------------------------------------------------------
Chairman's Statement                                                         3
------------------------------------------------------------------------------
Top Ten Holdings                                                             4
------------------------------------------------------------------------------
Investment Portfolio                                                         6
------------------------------------------------------------------------------
Statement of Assets and Liabilities                                         12
------------------------------------------------------------------------------
Statement of Operations                                                     13
------------------------------------------------------------------------------
Statement of Changes in Net Assets                                          14
------------------------------------------------------------------------------
Financial Highlights                                                        15
------------------------------------------------------------------------------
Notes to Financial Statements                                               16
------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                     21
------------------------------------------------------------------------------
Results of the Annual Stockholders Meeting                                  22
------------------------------------------------------------------------------
Other Information                                                           22
------------------------------------------------------------------------------
Approval of Investment Advisory Contract                                    24
------------------------------------------------------------------------------
Fund Management                                                             25
------------------------------------------------------------------------------
Dividend Reinvestment and Cash Purchase Plan                                27
------------------------------------------------------------------------------
Directors and Administration                                                30
------------------------------------------------------------------------------

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JF CHINA REGION FUND, INC.


OBJECTIVES
--------------------------------------------------------------------------------

    JF China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China ("China"), Hong Kong, Taiwan and Macau--collectively, the China Region.
    The Fund provides investors with an opportunity to participate in the growing economies of the China Region. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. More recently, 'A' shares which are listed in China have become available for acquisition by Western institutional investors including your Fund. Many Taiwan enterprises also have operations in China.
    The economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years, and the Fund invests to take advantage of the many opportunities that result from this linkage among the markets of China Region.


MANAGEMENT
--------------------------------------------------------------------------------


    JF International Management Inc. ("JFIMI") is the investment management company appointed to advise and manage the Fund's portfolio. JFIMI is part of JPMorgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC operates globally under the name of JPMorgan Asset Management ("JPMAM"), although in Asia it uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$1.013 billion as of December 31, 2006.
    The day-to-day management of the Fund's portfolio is handled by JPMAM's Greater China investment team based in Hong Kong. The head of this team is Howard Wang who joined JPMAM in 2005. Previously, Mr. Wang spent eight years with Goldman Sachs, where in 2004, he was appointed Managing Director, Equities and General Manager of the Taipei branch office.


MARKET INFORMATION
--------------------------------------------------------------------------------


THE FUND IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL JFC). THE SHARE PRICE IS PUBLISHED IN
--------------------------------------------------------------------------------
o  The Wall Street Journal (daily online at www.WSJ.com/Free)

THE NET ASSET VALUE IS PUBLISHED IN
--------------------------------------------------------------------------------
o  The Wall Street Journal under "Closed-End Funds" (every Saturday)

                                     -- 1 --
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JF CHINA REGION FUND, INC.


HIGHLIGHTS
--------------------------------------------------------------------------------


                                                              DECEMBER 31, 2006     DECEMBER 31, 2005
                                                                     US$                   US$
-----------------------------------------------------------------------------------------------------

Net Assets                                                    $104.6 MILLION           $73.5 million

Net Asset Value Per Share                                             $22.82                  $16.04

MARKET DATA

Share Price on the
   New York Stock Exchange                                            $22.80                  $13.71

Discount to Net Asset Value                                            (0.1%)                 (14.5%)


TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------
NET ASSET VALUE                                                          +42.97%
SHARE PRICE                                                              +67.12%

JFC BENCHMARK INDEX*                                                     +39.50%
MSCI HONG KONG INDEX (TOTAL)                                             +30.35%
BNP PRIME PEREGRINE CHINA INDEX                                          +82.78%
TAIWAN WEIGHTED INDEX                                                    +20.42%

NET ASSET VALUE AND SHARE PRICE VS. BENCHMARK INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                    Net Asset Value     Share Price   JFC Benchmark Index

7/16/92                  $100.00          $100.00          $100.00
7/27/92                    99.78            98.33            89.81
8/28/92                   100.43            94.20            91.11
9/30/92                   100.94            80.00            79.15
10/30/92                  108.60            92.53            90.31
11/30/92                  111.05            96.67            91.95
12/31/92                  109.29            93.02            90.21
1/29/93                   110.16            96.37            87.65
2/26/93                   117.49            98.85            97.55
3/31/93                   120.54           108.90            94.28
4/30/93                   125.48           118.95            97.84
5/28/93                   129.84           122.30            92.05
6/30/93                   122.35           120.09            83.13
7/30/93                   120.67           116.73            77.96
8/27/93                   124.75           129.29            82.27
9/30/93                   128.39           126.81            84.74
10/29/93                  147.17           150.32           102.63
11/26/93                  156.34           166.71           113.90
12/31/93                  188.96           187.39           128.98
1/28/94                   175.52           183.65           111.34
2/25/94                   158.91           148.41           103.16
3/31/94                   136.56           136.08            91.08
4/29/94                   132.14           134.18            87.30
5/27/94                   136.06           148.41            90.89
6/30/94                   123.99           123.29            82.84
7/29/94                   130.78           126.47            87.48
8/26/94                   130.78           135.83            92.18
9/30/94                   132.98           129.56            94.14
10/28/94                  132.34           126.47            89.14
11/23/94                  124.35           110.76            80.63
12/31/94                  115.72            94.29            72.23
1/27/95                   101.37            90.10            62.02
2/24/95                   108.27            98.48            66.92
3/31/95                   109.37            94.29            67.13
4/30/95                   105.33            90.10            63.43
5/26/95                   113.68           107.01            70.35
6/30/95                   111.93            92.33            69.32
7/28/95                   116.08            95.51            73.64
8/31/95                   108.89            88.13            69.66
9/30/95                   112.85            94.42            68.82
10/31/95                  110.46            89.22            67.02
11/30/95                  104.65            85.02            64.06
12/31/95                  103.54            84.52            63.34
1/31/96                   112.35           107.76            72.64
2/29/96                   113.37            95.08            73.99
3/31/96                   110.12            95.08            70.65
4/30/96                   111.70            96.18            68.52
5/31/96                   112.25            94.07            71.64
6/30/96                   111.98            87.73            71.47
7/31/96                   110.21            81.39            71.69
8/30/96                   110.68            84.52            73.69
9/30/96                   112.16            85.62            74.73
10/31/96                  113.18            83.51            77.45
11/29/96                  125.79            90.86            89.15
12/31/96                  132.84            95.25            97.43
1/31/97                   135.63            99.49            99.27
2/28/97                   138.13            99.49           100.73
3/27/97                   133.96            99.49            99.65
4/30/97                   148.44           106.94           106.53
5/31/97                   159.48           115.41           111.06
6/30/97                   170.35           124.89           114.45
7/31/97                   178.89           130.22           117.43
8/31/97                   187.33           126.50           121.24
9/30/97                   167.65           124.38           116.19
10/31/97                  124.12            87.29            88.50
11/28/97                  107.96            84.67            82.92
12/31/97                  110.00            82.89            83.73
1/30/98                    85.88            79.75            70.48
2/28/98                   114.29            88.25            86.61
3/31/98                   107.58            80.77            83.66
4/30/98                    98.27            74.90            76.62
5/29/98                    83.74            60.57            69.04
6/30/98                    72.75            54.24            63.53
7/31/98                    57.28            44.10            56.17
8/31/98                    51.32            29.76            50.16
9/30/98                    60.82            40.91            56.88
10/30/98                   70.51            50.48            65.12
11/30/98                   72.47            53.14            64.68
12/31/98                   69.86            46.76            61.44
1/29/99                    63.27            45.70            55.92
2/26/99                    63.43            44.63            56.22
3/31/99                    69.67            47.82            62.49
4/30/99                    82.25            62.17            74.33
5/31/99                    76.94            57.39            69.97
6/30/99                    90.35            74.39            80.74
7/30/99                    84.95            60.57            75.80
8/31/99                    88.77            61.11            78.44
9/30/99                    84.11            56.86            73.92
10/29/99                   87.65            59.51            75.69
11/30/99                   99.29            68.01            82.85
12/31/99                  110.11            72.07            90.38
1/31/00                   108.99            69.94            90.33
2/29/00                   113.38            73.68            91.87
3/31/00                   118.43            75.28            96.89
4/28/00                   100.86            64.07            87.24
5/31/00                    94.69            62.46            82.27
6/30/00                    98.52            66.73            85.48
7/31/00                   102.07            69.94            89.73
8/31/00                   103.94            71.54            88.73
9/29/00                    95.34            66.73            79.73
10/31/00                   87.40            64.07            72.78
11/30/00                   83.00            61.93            68.48
12/31/00                   87.30            60.33            71.12
1/31/01                    95.81            71.33            78.24
2/28/01                    91.42            67.57            76.15
3/30/01                    84.59            60.73            69.80
4/30/01                    86.09            63.89            69.03
5/31/01                    87.12            66.46            67.29
6/29/01                    84.69            66.20            65.30
7/31/01                    78.98            60.22            61.21
8/31/01                    73.10            54.24            57.47
9/28/01                    66.37            50.83            48.34
10/31/01                   71.51            51.34            51.10
11/30/01                   76.18            55.95            57.64
12/31/01                   76.09            56.12            63.41
1/31/02                    75.34            55.52            63.09
2/28/02                    75.53            57.92            60.84
3/28/02                    81.23            63.64            65.43
4/30/02                    80.95            64.92            66.68
5/31/02                    81.88            65.18            64.55
6/28/02                    76.65            58.94            60.36
7/31/02                    73.94            54.24            57.39
8/30/02                    70.29            53.39            54.89
9/30/02                    65.71            49.71            49.30
10/31/02                   68.42            52.96            52.07
11/29/02                   70.48            55.78            54.34
12/31/02                   69.82            55.52            50.92
1/31/03                    77.58            62.36            53.73
2/28/03                    77.30            66.63            50.72
3/31/03                    73.94            64.41            48.90
4/30/03                    73.75            63.21            48.38
5/30/03                    82.63            65.43            53.24
6/30/03                    86.93            73.46            55.68
7/31/03                    96.93            80.30            60.86
8/29/03                   104.13            88.58            66.88
9/30/03                   106.37            86.87            68.73
10/31/03                  120.30           116.09            73.75
11/28/03                  119.37           114.63            72.11
12/31/03                  130.21           154.44            75.70
1/30/04                   134.88           129.50            80.89
2/27/04                   143.95           141.97            84.25
3/31/04                   135.35           123.01            79.74
4/30/04                   115.81            91.40            73.82
5/31/04                   118.43           104.47            74.32
6/30/04                   115.63            97.12            73.49
7/30/04                   115.63            90.80            72.08
8/31/04                   117.59           102.68            76.05
9/30/04                   121.80           100.88            78.02
10/31/04                  121.33            99.17            77.35
11/30/04                  128.81           111.05            83.91
12/31/04                  131.42           109.34            86.50
1/31/05                   129.37           110.19            83.66
2/28/05                   137.22           114.38            88.07
3/31/05                   132.08           105.92            83.87
4/30/05                   132.92           104.90            84.85
5/31/05                   133.76           106.01            86.42
6/30/05                   137.31           110.45            89.42
7/29/05                   144.23           116.68            93.15
8/31/05                   141.14           117.11            90.42
9/30/05                   146.75           117.37            92.93
10/31/05                  135.63           108.65            86.00
11/30/05                  145.44           114.98            91.53
12/31/05                  150.49           117.62            95.39
1/31/06                   162.31           139.24           101.51
2/28/06                   162.50           135.38           102.13
3/31/06                   167.66           135.04           103.48
4/30/06                   177.04           153.31           111.13
5/31/06                   168.51           143.71           104.50
6/30/06                   164.19           136.33           104.46
7/31/06                   164.36           137.34           103.96
8/31/06                   169.16           139.32           107.27
9/29/06                   174.53           143.80           110.54
10/31/06                  181.87           151.81           113.79
11/30/06                  199.66           163.60           124.27
12/29/06                  215.15           196.61           133.06


*  JFC  Benchmark:  MSCI Golden Dragon Index  (Total)
   Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China
   Index, 50% MSCI Hong Kong, 5% HSBC;
   Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index; Prior to January 1997, Peregrine Greater China Index
** Commencement of operations
   Source: JPMorgan Asset Management

                                     -- 2 --
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JF CHINA REGION FUND, INC.


CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Fellow Stockholder,

    I am delighted to be able to report to you another year of above benchmark performance for the Fund. Over the year under review, the net asset value rose by 43.0% compared to an increase of 39.5% in the Fund's benchmark, the MSCI Golden Dragon Index (Total) -- an outperformance of +3.5 percentage points. The Fund's share price rose by 67.1% reflecting a significant narrowing of the discount to net asset value from -14.5% to just -0.1% at the year end.

    The management of the Fund is handled by JPMorgan Asset Management's Greater China investment team in Hong Kong. During the year, Emerson Yip took over the management of the portfolio with Howard Wang remaining as head of the team. Your Board is delighted by the recent changes in the investment style of the management team and we are of the view that they have made a substantial contribution to the recent performance gains.

    In addition to the appointment of Michael James as the Fund's Treasurer that I reported in the Semi-Annual Report, the Directors have taken the decision to change the Fund's administrators with effect from January 1, 2007. From that date, JPMorgan Worldwide Securities Services will act as the administrators, taking over from PFPC who have fulfilled the role since 2001.

    The exuberance of the China rally has been a pleasant surprise but both economic fundamentals and liquidity conditions remain conducive for us to continue our long term positive view on China, despite the risks of a sustained correction, rising wage pressures and inflation. The medium term outlook for Hong Kong is dependent on economic conditions and corporate earnings expectations, both of which remain positive. We believe that there is scope for a domestic recovery in Taiwan and are positive on the earnings growth potential of technology companies. Overall, we continue in the belief that, despite the ever present risks, continued economic growth in the China region will result in positive returns for investors.



Respectfully submitted,

The Rt. Hon. The Earl of Cromer
Chairman

February 27, 2007


         For more information refer to the website www.jfchinaregion.com

                                     -- 3 --
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JF CHINA REGION FUND, INC.


TOP TEN HOLDINGS
--------------------------------------------------------------------------------

AT DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                        % of Net
                                                                         Assets
--------------------------------------------------------------------------------

TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.                               6.2

     Taiwan Semiconductor Manufacturing Company, Limited manufactures and markets integrated circuits. The Company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production, and design services. The Company's integrated circuits are used in computer, communication, consumer electronics, automotive, and industrial equipment industries.

CHINA MOBILE, LTD.                                                         5.9

     China  Mobile,   Limited  provides  cellular   telecommunications
services in the People's Republic of China.

HON HAI PRECISION INDUSTRY CO., LTD.                                       4.2

     Hon Hai Precision Industry Company, Limited manufactures and markets personal computer ('PC') connectors and cable assemblies used in desktop PCs and PC servers.

CHEUNG KONG HOLDINGS, LTD.                                                 3.7

     Cheung Kong Holdings, Limited, through its subsidiaries, develops and invests in real estate. The Company also provides real estate agency and management services, operates hotels and invests in securities.

CHINA LIFE INSURANCE CO., LTD.                                             3.2

     China Life Insurance Company, Limited offers a wide range of life, accident and health insurance products and services.

CHINA CONSTRUCTION BANK                                                    3.1

     China Construction Bank provides a complete range of banking services and other financial services to individual and corporate customers. The Bank's services include retail banking, international settlement, project finance and credit card services.

PETROCHINA CO., LTD.                                                       3.0

     PetroChina Company, Limited explores, develops and produces crude oil and natural gas. The Company also refines, transports, and distributes crude oil and petroleum products, produces and sells chemicals and markets and sells natural gas.


                                     -- 4 --
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JF CHINA REGION FUND, INC.


TOP TEN HOLDINGS (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                        % of Net
                                                                         Assets
--------------------------------------------------------------------------------

CHINA PETROLEUM AND CHEMICAL CORP. (SINOPEC)                               2.7

     China Petroleum and Chemical Corporation explores for and produces crude oil and natural gas in China. The Company also owns refineries that make petroleum and petrochemical products such as gasoline, diesel, jet fuel, kerosene, ethylene, synthetic fibers, synthetic rubber, synthetic resins, and chemical fertilizers. In addition, the Company trades petrochemical products.

SUN HUNG KAI PROPERTIES, LTD.                                              2.6

     Sun Hung Kai Properties, Limited develops and invests in properties. The Company also operates hotels and manages properties, car parking and transportation infrastructure. In addition, the Company operates logistics business, construction, financial services, telecommunication internet infrastructure and enabling services.

CATHAY FINANCIAL HOLDING CO., LTD                                          2.4

     Cathay Financial Holding Company, Limited is a holding company. Through its subsidiaries, the Company provides traditional life, health care and accident insurances, as well as banking, security underwriting, and brokerage services.


--------------------------------------------------------------------------------
TOTAL TOP TEN HOLDINGS                                                    37.0


                                     -- 5 --
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JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

AT DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                       Market
                                                      Holdings         Value
Description                                          (in shares)      (in US$)
--------------------------------------------------------------------------------

COMMON STOCKS (UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------

CHINA (24.0%)
--------------------------------------------------------------------------------

COMMERCIAL BANKS (7.1%)
   Bank of Communications Co., Ltd. 'H'                1,793,000      2,176,337
   China Construction Bank 'H'                         5,099,000      3,245,370
*  China Merchants Bank Co., Ltd. 'H'                    148,000        313,612
*  Industrial and Commercial Bank of China 'H'         2,749,000      1,707,245
--------------------------------------------------------------------------------
                                                                      7,442,564
--------------------------------------------------------------------------------

INSURANCE (5.1%)
   China Life Insurance Co., Ltd. 'H'                    972,000      3,318,216
   Ping An Insurance Group Co. 'H'                       360,500      1,995,503
--------------------------------------------------------------------------------
                                                                      5,313,719
--------------------------------------------------------------------------------

METALS & MINING (2.4%)
   Angang Steel Co., Ltd. 'H'                            922,000      1,351,480
*  Hunan Non-Ferrous Metals Corp., Ltd. 'H'            1,250,000        723,263
   Zijin Mining Group Co., Ltd. 'H'                      608,000        424,500
--------------------------------------------------------------------------------
                                                                      2,499,243
--------------------------------------------------------------------------------

OIL & GAS (5.7%)
   China Petroleum and Chemical Corp. (Sinopec) 'H'    3,020,000      2,795,847
   PetroChina Co., Ltd. 'H'                            2,234,000      3,165,474
--------------------------------------------------------------------------------
                                                                      5,961,321
--------------------------------------------------------------------------------

REAL ESTATE (0.2%)
*  Shimao Property Holdings, Ltd.                        118,500        222,152
--------------------------------------------------------------------------------

SOFTWARE (0.6%)
   Tencent Holdings, Ltd., 'H'                           180,000        641,101
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (1.6%)
   China Telecom Corp., Ltd. 'H'                       1,844,000      1,010,053
*  Foxconn International Holdings, Ltd.                  191,000        625,022
--------------------------------------------------------------------------------
                                                                      1,635,075
--------------------------------------------------------------------------------

                                     -- 6 --
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JF CHINA REGION FUND, INC.



INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                       Market
                                                      Holdings         Value
Description                                          (in shares)      (in US$)
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.3%)
*  Dongfeng Motors Group Corp., Ltd. 'H'               1,522,000        737,785
   Guangshen Railway Co., Ltd. 'H'                       972,000        662,394
--------------------------------------------------------------------------------
                                                                      1,400,179
--------------------------------------------------------------------------------

TOTAL CHINA                                                          25,115,354
--------------------------------------------------------------------------------

HONG KONG (41.5%)
--------------------------------------------------------------------------------

AIRLINES (1.1%)
   Air China, Ltd., 'H'                                2,108,000      1,141,108
--------------------------------------------------------------------------------

ATHLETIC FOOTWEAR (0.3%)
   Yue Yuen Industrial Holdings, Ltd.                     85,500        271,542
--------------------------------------------------------------------------------

BUILDING MATERIALS (1.3%)
*  China Communications Construction Co., Ltd. 'H'       489,000        483,514
   China National Building Material Co., Ltd. 'H'      1,312,000        850,234
--------------------------------------------------------------------------------
                                                                      1,333,748
--------------------------------------------------------------------------------

COMMERCIAL BANKS (3.4%)
   BOC Hong Kong Holdings, Ltd.                          827,500      2,245,042
   Dah Sing Financial Holdings, Ltd.                      78,400        710,184
   Standard Chartered, Plc                                21,225        627,150
--------------------------------------------------------------------------------
                                                                      3,582,376
--------------------------------------------------------------------------------

DISTRIBUTION/WHOLESALE (2.2%)
   Esprit Holdings, Ltd.                                 209,000      2,333,942
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.5%)
   Hong Kong Exchanges & Clearing, Ltd.                  142,000      1,561,092
--------------------------------------------------------------------------------

                                     -- 7 --

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JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                       Market
                                                      Holdings         Value
Description                                          (in shares)      (in US$)
--------------------------------------------------------------------------------

DIVERSIFIED OPERATIONS (3.2%)
   China Resources Enterprise, Ltd.                      312,000        896,615
   Hutchison Whampoa, Ltd.                                51,000        518,377
   Jardine Matheson Holdings, Ltd.                        43,200        924,480
   Swire Pacific, Ltd., Class A                           99,000      1,063,545
--------------------------------------------------------------------------------
                                                                      3,403,017
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.2%)
   China Resources Power Holdings                        628,000        947,986
*  Zhuzhou CSR Times Electric Co., Ltd.                  194,000        268,403
--------------------------------------------------------------------------------
                                                                      1,216,389
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
*  AAC Acoustic Technology Holdings, Inc.                380,000        360,590
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.2%)
   Shangri-La Asia, Ltd.                                 496,000      1,278,704
--------------------------------------------------------------------------------

INVESTMENT COMPANIES (1.6%)
   Li & Fung, Ltd.                                       546,600      1,700,822
--------------------------------------------------------------------------------

MARINE (1.0%)
   Pacific Basin Shipping, Ltd.                        1,588,000      1,000,508
--------------------------------------------------------------------------------

METALS & MINING (1.0%)
   China Shenhua Energy Co., Ltd. 'H'                    419,500      1,009,745
--------------------------------------------------------------------------------

MISCELLANEOUS (0.0%)
*  Health Asia MediCentres Beijing++                   1,000,000              0
--------------------------------------------------------------------------------

OIL & GAS (1.1%)
   CNOOC, Ltd.                                         1,010,000        959,709
   CNPC Hong Kong, Ltd.                                  400,000        221,158
--------------------------------------------------------------------------------
                                                                      1,180,867
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
   Nine Dragons Paper Holdings, Ltd.                     301,000        518,615
--------------------------------------------------------------------------------

                                    -- 8 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                       Market
                                                      Holdings         Value
Description                                          (in shares)      (in US$)
--------------------------------------------------------------------------------

REAL ESTATE (10.8%)
   Cheung Kong Holdings, Ltd.                            316,000      3,890,450
   China Overseas Land & Investment                    1,044,000      1,401,441
   Guangzhou R&F Properties Co., Ltd. 'H'                574,800      1,241,652
   Hang Lung Properties, Ltd.                            191,000        478,897
   Kerry Properties, Ltd.                                106,500        497,769
   New World Development Co., Ltd.                       223,000        449,025
   Shun Tak Holdings, Ltd.                               422,000        645,704
   Sun Hung Kai Properties, Ltd.                         236,000      2,711,318
--------------------------------------------------------------------------------
                                                                     11,316,256
--------------------------------------------------------------------------------

RETAIL (2.8%)
   Golden Eagle Retail Group, Ltd.                     1,204,000      1,069,741
   Lifestyle International Holdings, Ltd.                273,500        703,333
   Parkson Retail Group, Ltd.                            234,500      1,160,854
--------------------------------------------------------------------------------
                                                                      2,933,928
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (0.2%)
*  China Communications Services 'H'                     308,000        175,836
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.9%)
   Cosco Pacific, Ltd.                                   404,000        948,541
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (5.9%)
   China Mobile, Ltd.                                    717,000      6,195,300
--------------------------------------------------------------------------------

TOTAL HONG KONG                                                      43,462,926
--------------------------------------------------------------------------------

TAIWAN (34.1%)
--------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
   Hotai Motor Co., Ltd.                                 242,000        553,291
--------------------------------------------------------------------------------

BUILDING MATERIALS (0.6%)
   Asia Cement Corp.                                     632,000        601,258
--------------------------------------------------------------------------------

CHEMICALS (0.9%)
   Formosa Chemical & Fibre Corp.                        536,000        896,486

--------------------------------------------------------------------------------

                                    -- 9 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                       Market
                                                      Holdings         Value
Description                                          (in shares)      (in US$)
--------------------------------------------------------------------------------

COMMERCIAL BANKS (1.9%)
*  Chang Hwa Commercial Bank                           2,798,000      1,953,491
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
   Foxconn Technology Co., Ltd.                           81,000        970,707
   High Tech Computer Corp.                               48,000        950,131
--------------------------------------------------------------------------------
                                                                      1,920,838
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.0%)
   Cathay Financial Holding Co., Ltd.                  1,087,895      2,470,592
   Chinatrust Financial Holding Co.                    2,062,000      1,724,398
--------------------------------------------------------------------------------
                                                                      4,194,990
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (11.0%)
   Asustek Computer, Inc.                                580,500      1,589,093
   AU Optronics Corp.                                    805,905      1,122,464
   Delta Electronics, Inc.                               512,000      1,649,839
   Hon Hai Precision Industry Co., Ltd.                  611,784      4,365,192
   MediaTek, Inc.                                        181,080      1,872,762
   Tripod Technology Corp.                               143,990        517,012
   TXC Corp.                                             270,000        431,702
--------------------------------------------------------------------------------
                                                                     11,548,064
--------------------------------------------------------------------------------

METALS & MINING (1.3%)
   Catcher Technology Co., Ltd.                           82,658        807,935
   China Steel Corp.                                     495,000        525,610
--------------------------------------------------------------------------------
                                                                      1,333,545
--------------------------------------------------------------------------------

REAL ESTATE (1.0%)
   Chong Hong Construction Co.                           189,187        512,085
   Huaku Construction Corp.                              260,000        560,933
--------------------------------------------------------------------------------
                                                                      1,073,018
--------------------------------------------------------------------------------

                                    -- 10 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                                       Market
                                                      Holdings         Value
Description                                          (in shares)      (in US$)
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (10.6%)
*  Advanced Semiconductor Engineering, Inc.              956,000      1,085,530
   Novatek Microelectronics Corp., Ltd.                  118,044        534,341
*  Novatek Microelectronics Corp., Ltd.
      Warrants 29 March 2007                             125,229        559,085
*  ProMOS Technologies, Inc.                             409,000        178,235
*  ProMOS Technologies, Inc.
      Warrants 04 March 2007                           1,214,000        530,032
   Richtek Technology Corp.                               68,000        545,711
   Siliconware Precision Industries                      769,000      1,208,311
   Taiwan Semiconductor Manufacturing Co., Ltd.        3,112,787      6,448,155
--------------------------------------------------------------------------------
                                                                     11,089,400
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
   Far EasTone Telecommunications Co., Ltd.              420,000        476,262
--------------------------------------------------------------------------------

TOTAL TAIWAN                                                         35,640,643
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN COMMON STOCK
   (99.6% of Net Assets) (Cost $77,740,977)                         104,218,923
================================================================================

Other assets in excess of liabilities (0.4% of Net Assets)              404,983
================================================================================

NET ASSETS (100.0%)                                                 104,623,906
================================================================================

As of December 31, 2006, aggregate cost for Federal income tax purposes was $78,170,564. The aggregate unrealized gain for all securities is as follows:

Excess of market value over cost                                     26,795,529
Excess of cost over market value                                       (747,170)
--------------------------------------------------------------------------------

Net unrealized gain                                                  26,048,359
================================================================================
    H   Chinese security traded on Hong Kong Stock Exchange.
    *   Non-income producing.
   ++ At fair value as determined under the supervision of the Board of Directors.

                See accompanying notes to financial statements.

                                    -- 11 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AT DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                                                       (in US$)
--------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments at value (cost $77,740,977)                                                   104,218,923
Cash (including foreign currencies with a cost of $312 and value of $312)                     865,327
Dividends receivable                                                                           13,732
Prepaid expenses                                                                               38,532
-----------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                              105,136,514
-----------------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------------
Due to Investment Adviser                                                                     233,375
Accrued expenses payable                                                                      279,233
-----------------------------------------------------------------------------------------------------
Total Liabilities                                                                             512,608
-----------------------------------------------------------------------------------------------------

NET ASSETS                                                                                104,623,906
=====================================================================================================

NET ASSETS CONSIST OF:

Common stock, $0.01 par value
   (100,000,000 shares authorized;
   4,585,160 shares issued and outstanding)                                                    45,852
Paid-in capital                                                                            83,945,330
Undistributed net investment income                                                           324,053
Accumulated realized loss on investments
   and foreign currency transactions                                                       (6,169,292)
Accumulated net unrealized appreciation on investments,
   foreign currency holdings, and other assets and
   liabilities denominated in foreign currencies                                           26,477,963
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                                104,623,906
=====================================================================================================

NET ASSET VALUE PER SHARE ($104,623,906 / 4,585,160)                                            22.82
=====================================================================================================

                See accompanying notes to financial statements.

                                    -- 12 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------


                                                                                            (in US$)
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $137,564)                                      1,925,247
Interest (net of foreign withholding tax of $207)                                              19,015
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                     1,944,262
-----------------------------------------------------------------------------------------------------

EXPENSES
-----------------------------------------------------------------------------------------------------
Investment advisory fees                                                                      842,035
Directors' fees and expenses                                                                  167,703
Custodian fees                                                                                166,738
Administration and accounting fees                                                            138,000
Legal fees                                                                                     78,680
Shareholder report and expenses                                                                46,456
Insurance                                                                                      44,675
Audit fees                                                                                     37,150
NYSE listing fee                                                                               25,000
Shareholder service fees                                                                       16,239
Other expenses                                                                                 76,946
-----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                              1,639,622
-----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                         304,640
=====================================================================================================

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY
   HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
-----------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)
   Investments                                                                             12,991,089
   Foreign currency transactions                                                               (6,725)
NET CHANGE IN UNREALIZED DEPRECIATION
   Investments and foreign currency holdings and
      other assets and liabilities denominated
      in foreign currencies                                                                18,195,428
-----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
   FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES                                       31,179,792
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           31,484,432
=====================================================================================================

                See accompanying notes to financial statements.

                                    -- 13 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                Year Ended              Year Ended
                                                             December 31, 2006       December 31, 2005
                                                                 (in US$)                (in US$)
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
   Operations
      Net investment income                                          304,640                 607,149
      Net realized gain on investment transactions                12,991,089               6,571,071
      Net realized loss on foreign currency transactions              (6,725)               (179,850)
      Net change in unrealized appreciation on
        investments, foreign currency holdings and other
        assets and liabilities denominated in foreign
        currencies                                                18,195,428               2,347,419
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations           31,484,432               9,345,789
====================================================================================================

DISTRIBUTIONS TO STOCKHOLDERS
   Net investment income ($0.09 and $0.06 per share,
      respectively)                                                 (419,175)               (275,111)
-----------------------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                      31,065,257               9,070,678
   Net Assets:
   Beginning of year                                              73,558,649              64,487,971
-----------------------------------------------------------------------------------------------------
   End of year (including undistributed net investment
      income of $304,598 and $419,133, respectively)             104,623,906              73,558,649
====================================================================================================

                See accompanying notes to financial statements.

                                    -- 14 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                            For the        For the         For the         For the         For the
                                          Year Ended     Year Ended      Year Ended      Year Ended      Year Ended
                                         December 31,   December 31,    December 31,    December 31,    December 31,
                                             2006           2005            2004            2003            2002
                                           (in US$)       (in US$)        (in US$)        (in US$)        (in US$)
--------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
--------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year                         16.04          14.06           13.93             7.47           8.14
====================================================================================================================
Net investment income
   (loss)                                     0.07           0.13            0.04            (0.02)         (0.04)
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency-
   related transactions                       6.80           1.91            0.09             6.48          (0.66)
--------------------------------------------------------------------------------------------------------------------
Total from investment
   operations                                 6.87           2.04            0.13             6.46          (0.70)
====================================================================================================================
Dividends from net
   investment income                         (0.09)         (0.06)             --               --             --
====================================================================================================================
Dilutive Effect of Capital
   shares repurchased                           --             --              --               --*          0.03
====================================================================================================================
NET ASSET VALUE, END OF
   YEAR                                      22.82          16.04           14.06            13.93           7.47
====================================================================================================================
Market value, end of
   year                                      22.80          13.71           12.80            18.08           6.50
====================================================================================================================
TOTAL INVESTMENT RETURN
   Per share market value                    67.1%           7.6%          (29.2%)          178.2%          (1.1%)
   Per share net asset
      value                                  43.0%          14.5%            0.9%            86.5%          (8.2%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                104,623,906     73,558,649      64,487,971       63,882,635     34,248,715
Ratios of total expenses
   to average net assets                     1.95%          2.08%           2.22%            2.54%          2.62%
Ratios of net investment
   income (loss) to
   average net assets                        0.36%          0.90%           0.31%           (0.19%)        (0.44%)
Portfolio turnover rate                     192.4%         121.8%          168.6%           162.5%         245.0%
Number of shares
   outstanding at end of
   year (in thousands)                       4,585          4,585           4,585            4,585          4,587

  *Less than $0.01 per share.

                 See accompanying notes to financial statements.

                                    -- 15 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2006
--------------------------------------------------------------------------------

1.      ORGANIZATION AND CAPITAL

        JF China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.      SIGNIFICANT ACCOUNTING POLICIES

        The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), are consistently followed by the Fund in the preparation of its financial statements.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

        I)    SECURITY VALUATION

              All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to United States ("U.S.") dollar equivalents at the exchange rate in effect on the valuation date.

        II)   FOREIGN CURRENCY TRANSLATION

              The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

              o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

              o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

              Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly,


                                    -- 16 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

              Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

        III)  DISTRIBUTION OF INCOME AND GAINS

              The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax.

              Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with GAAP.

        IV)   OTHER

              Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

3.      INVESTMENT TRANSACTIONS

        The investment objective, policies, program, and risk factors of the Fund are described fully in the Fund's Prospectus.

        During the year ended December 31, 2006, the Fund made purchases of $161,054,496 and sales of $161,441,031 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4.      RELATED PARTY, OTHER SERVICE PROVIDER TRANSACTIONS AND DIRECTORS

        I) JF International Management Inc. (the "Adviser"), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund's weekly net assets.

        II) During the year ended December 31, 2006, the Fund did not pay any brokerage commissions to JPMorgan Chase Group companies or affiliated brokers/dealers.

        III)  OTHER SERVICE PROVIDERS

              During the year, PFPC Inc. (the "Administrator") provided administrative and accounting services to the Fund under an Administrative and Accounting Services Agreement. The


                                    -- 17 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

              Administrator received a fee, payable monthly, at an annual rate of 0.135% of the first $100 million, 0.095% of the next $50 million, 0.08% of the next $50 million and 0.065% of the excess over $200 million of the Fund's average weekly net assets, subject to a minimum annual fee of $138,000, plus reimbursement for certain out-of-pocket expenses. Effective January 1, 2007, JPMorgan Worldwide Securities Services will take over as the Administrator.

        IV)   DIRECTORS

              The Fund pays each of its Directors who is not a director, officer or employee of the Adviser, Administrator or any affiliate thereof an annual fee of $16,000 and the Chairman $19,000 plus $1,400 attendance fee for each Board and committee meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimise expenses, the Board expects to hold two meetings a year by telephone.

5.      CAPITAL SHARE TRANSACTIONS

        On September 7, 2006, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund's remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

        I)    SHARE REPURCHASE PROGRAM

              The Fund was authorized to repurchase up to 458,516 shares (10% of its issued and outstanding shares) in the open market through September 5, 2007. Repurchases can be made only when the Fund's shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund's stockholders.

              During the year ended December 31, 2006 and the year ended December 31, 2005, the Fund did not repurchase any shares under the share repurchase program.

6.      RISKS AND UNCERTAINTIES

        I)    FOREIGN TRANSACTIONS

              Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

        II)   OTHER

              In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.


                                    -- 18 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. TAX STATUS

        I)    U.S. FEDERAL INCOME TAXES

              No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income.

              The tax character of distributions paid for the year ended December 31, 2006 was $419,175 ordinary income.

              At December 31, 2006, the components of net assets (excluding paid-in capital) on a tax basis were as follows:


              Tax basis Ordinary Income ............................................       $    324,053
                                                                                           ------------
              Tax basis capital loss carryforward .................     $(5,739,705)
              Plus/Less:cumulative timing differences --
                wash sales ........................................        (429,587)
                                                                        -----------
              Accumulated capital loss .............................................         (6,169,292)
                                                                                           ------------
              Book unrealized foreign exchange gain ................................                  0
                                                                                           ------------
              Book unrealized appreciation on foreign currencies ...................                  0
                                                                                           ------------
              Tax unrealized appreciation .........................     $26,048,376
              Plus/Less:cumulative timing differences --
                wash sales ........................................         429,587
                                                                        -----------
              Unrealized appreciation ..............................................         26,477,963
                                                                                           ------------
              Net assets (excluding paid-in capital) ...............................       $ 20,632,724
                                                                                           ============

              The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales. The cumulative timing difference for the capital loss carryover is due to wash sales.

              Net Asset Value ..................................   $104,623,906
              Paid-in Capital ..................................    (83,991,182)
                                                                   ------------
              Net assets (excluding paid-in capital) ...........   $ 20,632,724
                                                                   ============

              As of December 31, 2006, the Fund had capital loss carryforwards for federal income tax purposes of $5,739,705, of which $2,129,532 expires in 2008, $3,610,173 expires in 2009. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforward.

                                    -- 19 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

              During the year ended December 31, 2006, the Fund reclassified $6,725 to undistributed net investment income from accumulated realized loss on investments as a result of permanent book and tax differences relating to realized foreign currency losses. The Fund also reclassified $26,180 from undistributed net investment income to paid-in capital as a result of nondeductible expenses associated with the deficiency dividend. Net assets were not affected by the reclassifications.

8.      RECENT ACCOUNTING PRONOUNCEMENTS

        In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the date of effectiveness. The Fund will not be required to adopt FIN 48 until June 29, 2007 (the last business day of the semi-annual reporting period) and the impact of FIN 48 will then be reflected in the Fund's semi-annual financial statements contained in their Form N-CSR filing. Management has recently begun to evaluate the tax application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

        In September 2006, the FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS ("SFAS") No. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the Statement of Changes in Net Assets for a fiscal period.

                                    -- 20 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of JF China Region Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JF China Region Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 26, 2007

                                    -- 21 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


RESULTS OF THE ANNUAL STOCKHOLDERS MEETING (UNAUDITED)
--------------------------------------------------------------------------------

The Fund held its annual stockholders meeting on May 11, 2006. At this meeting, stockholders elected the following nominees to the Fund's Board of Directors.

        I)    ELECTION OF DIRECTORS


   NOMINEE                      VOTES FOR    VOTES WITHHELD    NON-VOTING SHARES   TOTAL VOTING SHARES
   -------                      ---------    --------------    -----------------   -------------------
   The Rt. Hon.
      The Earl of Cromer        3,482,739        164,641            937,780             4,585,160
   Alexander Reid Hamilton      3,483,898        163,482            937,780             4,585,160

OTHER INFORMATION
--------------------------------------------------------------------------------

QUALIFIED DIVIDEND INCOME

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For taxable non-corporate shareholders, 100% of the Fund's ordinary income distributions paid during the year ended December 31, 2006, represent qualified dividend income subject to the 15% rate category.

TREASURER AND CHIEF FINANCIAL OFFICER

Michael J. James replaced A. Douglas Eu as Fund Treasurer and Chief Financial Officer effective August 10, 2006.

DEFICIENCY DIVIDEND

On July 26, 2006, the Board of Directors of the Fund declared a deficiency dividend of $0.05822 per share to shareholders of record as of August 1, 2006 and ordered the payment of a related compliance fee of approximately $50,000 to the Internal Revenue Service to satisfy a spillback dividend election taken by the Fund for the tax year ended December 31, 2004 and maintain the Fund's status as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund filed the forms necessary to claim the deficiency dividend as a dividend paid deduction with the IRS on August 8, 2006. The related compliance fee was paid to the IRS on August 21, 2006. Approximately 53% of the total costs in relation to this matter has been recovered from service providers.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund  files  its  complete  schedule  of  portfolio  holdings  with the U.S.
Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                    -- 22 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


OTHER INFORMATION
--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 202-942-8008, and on the Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 202-942-8088, and on the Commission's website at http://www.sec.gov.

CERTIFICATIONS

Simon J. Crinage, as the Fund's President, has certified to the New York Stock Exchange that, as of June 9, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                                    -- 23 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


APPROVAL OF INVESTMENT ADVISORY CONTRACT
--------------------------------------------------------------------------------

On November 28, 2006, the Fund's Board of Directors (the "Board") considered and approved the renewal of the Investment Advisory Contract (the "Agreement") between the Fund and JFIMI for an additional term of twelve months. At this meeting, the Board reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JPMAM. The Directors considered the recommendation of the Management Engagement Committee (the "Committee") that the Agreement be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund's expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI. In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

o The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund's peer group and relative to other non-U.S. funds managed by JFIMI.

o The Committee and the Board were satisfied with the nature, quality and extent of services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI's investment experience in the China region markets, the background and experience of JFIMI's senior management, including the firm's new head of the Greater China team. The Committee and the Board also received information regarding JFIMI's compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and JFIMI.

o The Fund's performance, particularly in the one-year period, was improving as compared to the Fund's peer group and the Fund's benchmark, the MSCI Golden Dragon Index. (The Board and the Committee reviewed the Fund's performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.) The Board and Committee concluded that, during the most recent fiscal year, JFIMI had made improvements with respect to the investment processes used in managing the Fund.

o The Fund's expense ratio remained at an acceptable level, and that JFIMI had been successful in negotiating reductions of certain of the Fund's operating expenses.

o Any potential economies of scale were being shared between the Fund and JFIMI in an appropriate manner.

o In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI's affiliates to affect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.

                                    -- 24 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


FUND MANAGEMENT
--------------------------------------------------------------------------------

Information pertaining to the Directors and officers of the Fund is set forth below.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                       TERM OF                                           PORTFOLIOS IN              OTHER
                                     OFFICE AND                                          FUND COMPLEX           TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND         LENGTH OF TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN BY           DIRECTORSHIPS
  POSITION(S) WITH FUND              SERVED(1)          DURING PAST 5 YEARS               DIRECTOR(2)          HELD BY DIRECTOR

------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl of Cromer       Since 1994     Chairman of the Board of the             1           Director of Schroder Asia
(June 3, 1946)                                       Fund; Chief Executive Officer                        Pacific Fund Limited,
Finsbury Dials                                       of Cromer Associates Limited                         Business Link Somerset
20 Finsbury Street                                   (family business).                                   Limited, Pacific Basin
London, EC2Y 9AQ                                                                                          Shipping Limited,
United Kingdom                                                                                            Cambridge Asia
Chairman and Director, Class I                                                                            Investments Limited,
                                                                                                          Pedder Street Asia
                                                                                                          Absolute Return Fund
                                                                                                          Limited, Chairman of
                                                                                                          Japan High Yield Property
                                                                                                          Fund Limited and Western
                                                                                                          Provident Association;
                                                                                                          former Director of
                                                                                                          Inchcape Pacific Limited
                                                                                                          and Korea Asia Fund
                                                                                                          Limited.
------------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton               Since 1994     Director of Citic Pacific                1           See Principal Occupation
(October 4, 1941)                                    Limited (infrastructure), China
P.O. Box 12343                                       Cosco Holdings Company Limited
General Post Office                                  (container shipping), Esprit
Hong Kong                                            Holdings Limited (clothing
Director, Class I                                    retail), Shangri-La Asia
                                                     Limited (hotels) and Octopus
                                                     Cards Limited (financial
                                                     services).
------------------------------------------------------------------------------------------------------------------------------------
Julian M. I. Reid                     Since 1998     Chief Executive Officer of 3a            1           Director and Chairman of
(August 7, 1944)                                     Asset Management Limited;                            The Korea Fund, Inc.,
Finsbury Dials,                                      Director and Chairman of                             Director and Chairman of
20 Finsbury Street                                   Morgan's Walk Properties                             Prosperity Voskhod Fund,
London, EC2Y 9AQ                                     Limited.                                             and Director of 3a Global
United Kingdom                                                                                            Growth Fund Limited.
Director, Class III
------------------------------------------------------------------------------------------------------------------------------------


(1)Number I, II or III below a director's name indicates whether he serves in Class I, II, or III of the Board of Directors. Class I
   directors will be elected as of the 2007 Annual Meeting. Class II directors will serve until the 2008 Annual Meeting with the position then becoming one for subsequent three-year terms. Class III directors will serve until the 2008 Annual Meeting with the position then becoming one for subsequent three-year terms.
(2)The Fund is the only fund in the Fund Complex.


                                    -- 25 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


FUND MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

Information pertaining to the Directors and officers of the Fund is set forth below.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                       TERM OF                                           PORTFOLIOS IN              OTHER
                                     OFFICE AND                                          FUND COMPLEX           TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND         LENGTH OF TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN BY           DIRECTORSHIPS
  POSITION(S) WITH FUND              SERVED(1)          DURING PAST 5 YEARS               DIRECTOR(2)          HELD BY DIRECTOR

------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICERS WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Michael J. James                      Since 2006     Treasurer of the Fund; Vice              N/A         N/A
(May 11, 1967)                                       President, JPMorgan Asset
Finsbury Dials,                                      Management since September
20 Finsbury Street                   2000.           Prior to that, Director
London, EC2Y 9AQ                                     of JPMorgan Asset Management
United Kingdom                                       (UK) Limited.
Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Simon J. Crinage                      Since 2003     President of the Fund; Vice              N/A         N/A
(May 10, 1965)                                       President, JPMorgan Asset
Finsbury Dials,                                      Management since September
20 Finsbury Street                                   2000. Prior to that, Director
London, EC2Y 9AQ                                     of JPMorgan Asset Management
United Kingdom                                       (UK) Limited.
President
------------------------------------------------------------------------------------------------------------------------------------
Hilary A.Lowe                         Since 2005     Secretary of the Fund;                   N/A         N/A
(November 15, 1971)                                  Associate JPMorgan Asset
Finsbury Dials,                                      Management since February 2002.
20 Finsbury Street
London, EC2Y 9AQ
United Kingdom
Secretary
------------------------------------------------------------------------------------------------------------------------------------

(!)Number I, II or III below a director's name indicates whether he serves in Class I, II, or III of the Board of Directors. Class I
   directors will be elected as of the 2007 Annual Meeting. Class II directors will serve until the 2008 Annual Meeting with the position then becoming one for subsequent three-year terms. Class III directors will serve until the 2008 Annual Meeting with the position then becoming one for subsequent three-year terms.
(2)The Fund is the only fund in the Fund Complex.

                                    -- 26 --

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

THE FUND OPERATES AN OPTIONAL DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (THE "PLAN") WHEREBY:

    a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

    b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

FOR  A  COPY  OF  THE  PLAN  BROCHURE,   AS  WELL  AS  A  DIVIDEND  REINVESTMENT
AUTHORIZATION CARD, PLEASE CONTACT THE PLAN AGENT:

    Computershare Trust Company, N.A.
    P. O. Box 43010
    Providence, RI 02940-3010  USA
    Telephone No.: 800-426-5523 (toll-free)
    www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

                                    -- 27 --

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

[GRAPHIC OMITTED]
JF CHINA REGION FUND, INC.


DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------


OFFICERS AND DIRECTORS         THE RT. HON. THE EARL OF CROMER - DIRECTOR AND
                               CHAIRMAN OF THE BOARD
                               Alexander R. Hamilton - Director
                               Julian M. I. Reid - Director
                               Simon J. Crinage - President
                               Michael J. James - Treasurer*
                               Hilary A. Lowe - Secretary

INVESTMENT ADVISER             JF INTERNATIONAL MANAGEMENT INC.
                               P.O. Box 3151
                               Road Town, Tortola
                               British Virgin Islands

ADMINISTRATOR                  TO DECEMBER 31, 2006                             FROM JANUARY 1, 2007
                               PFPC INC.                                        JPMORGAN WORLDWIDE SECURITIES SERVICES
                               301 Bellevue Parkway                             73 Tremont Street, 11th Floor
                               Wilmington, Delaware 19809                       Boston, Massachusetts 02108
                               U.S.A.                                           U.S.A.

CUSTODIAN                      TO DECEMBER 31, 2006                             FROM JANUARY 1, 2007
                               CITIBANK N.A.                                    JPMORGAN WORLDWIDE SECURITIES SERVICES
                               NEW YORK:                                        73 Tremont Street, 11th Floor
                               111 Wall Street, 16th Floor                      Boston, Massachusetts 02108
                               New York, New York 10005                         U.S.A.
                               U.S.A.

                               HONG KONG:
                               Citibank Tower
                               Citibank Plaza
                               3 Garden Road
                               Hong Kong

INDEPENDENT REGISTERED         PRICEWATERHOUSECOOPERS LLP
PUBLIC ACCOUNTING FIRM         Two Commerce Square
                               2001 Market Street
                               Philadelphia, Pennsylvania 19103
                               U.S.A.

LEGAL COUNSEL                  CLEARY GOTTLIEB STEEN & HAMILTON LLP
                               NEW YORK:
                               1 Liberty Plaza
                               New York, New York 10006
                               U.S.A.

                               HONG KONG:
                               Bank of China Tower
                               1 Garden Road
                               Hong Kong

REGISTRAR, TRANSFER AGENT,     COMPUTERSHARE TRUST COMPANY, N.A.
AND DIVIDEND PAYING AGENT      P. O. BOX 43010
                               Providence, Rhode Island 02940-3010
                               U.S.A.

* MICHAEL J. JAMES REPLACED A. DOUGLAS EU AS FUND TREASURER AND CHIEF FINANCIAL OFFICER EFFECTIVE AUGUST 10, 2006.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

WWW.JFCHINAREGION.COM

                                    -- 30 --

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's Board of Directors has determined that it does not have an "audit committee financial expert" serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant incorporates by reference the information disclosed under the caption "Independent Registered Public Accounting Firm" from its definitive proxy statement that will be filed with the Commission no later than 120 days after the end of the fiscal year covered by this report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are:
The Rt. Hon. The Earl of Cromer, Alexander Reid Hamilton and Julian I.M. Reid.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are set forth below.

                              NOVEMBER 2005 EDITION

                               JF ASSET MANAGEMENT

                                  VOTING POLICY
                             & CORPORATE GOVERNANCE
                                   GUIDELINES
TABLE OF CONTENTS
                  I        PRINCIPLES                                    3

                  II       POLICY   AND PROCEDURES                       4

                  III      VOTING GUIDELINES                             6

                               REPORTS & ACCOUNTS                        6

                               DIVIDENDS                                 6

                               AUDITORS                                  6

                               BOARDS                                    6

                               DIRECTORS                                 7

                               NON-EXECUTIVE DIRECTORS                   8

                               ISSUE OF CAPITAL                          8

                               MERGERS/ACQUISITIONS                      9

                               VOTING RIGHTS                             9

                               SHARE OPTIONS/L-TIPS                     10

                               OTHERS                                   10

                  IV       ACTIVISM                                     12

                  V        SUSTAINABILITY                               13

I.   PRINCIPLES

     JF ASSET MANAGEMENT ("JFAM") is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients' assets and we expect those companies to demonstrate high standards of governance in the management of their business.

     We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

     1. FIDUCIARY PRIORITY. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

     2. EVALUATION. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

     3. ENGAGEMENT. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

     4. PROXY VOTING. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients' votes.

     5. LITIGATION AND JOINT WORKING PARTIES. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

     6. DISCLOSURE. JFAM's corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

     7. ONGOING COMMITMENT. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

     JF ASSET MANAGEMENT
     HONG KONG PROXY COMMITTEE


II.  POLICY AND PROCEDURES

     JF Asset Management ("JFAM") manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

     1.   PROXY COMMITTEE

     The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines ("Guidelines") to ensure they are aligned with best practice; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

     2.   VOTING

     As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

     In view our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM's voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

     Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

     For markets in Asia ex Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients' best interests are served. The major routine matters in AGM are as follows:

     1.   Accept Financial Statement and Statutory Reports
     2.   Approve Dividend
     3.   Election and re-election of directors
     4.   Fix remuneration of directors
     5.   Appoint auditors and fix remunerations
     6.   Approve  issuance  of  Equity  or  Equity-Linked   Securities  without
          pre-emptive rights
     7.   Approve repurchase of shares (up to 20% of issued capital)
     8.   Authorise reissuance of repurchased shares

     Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients' best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients' best interests are served.

     To assist JFAM investment professionals with public companies' proxy voting proposals, we have retained the services of an independent proxy voting service, Institutional Shareholder Services Inc. (ISS). ISS is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JFAM with a comprehensive analysis of each proxy proposal and providing JFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on ISS' analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JFAM, as described below.

     Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     In the event a JFAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification") which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the JPMorgan Chase ("JPMC") Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JFAM's interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.

     3.   ENGAGEMENT

     We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

     4.   CONFLICTS OF INTEREST

     In order to maintain the integrity and independence of JFAM's proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals.

     Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

     Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

     III. VOTING GUIDELINES

     1.   REPORTS & ACCOUNTS

     1A.  ANNUAL REPORT

     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

     2.   DIVIDENDS

     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

     3.   AUDITORS

     3A.  AUDITOR INDEPENDENCE

     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

     3B.  AUDITOR REMUNERATION

     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

     4.   BOARDS

     4A. CHAIRMAN & CEO

     JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

     4B.  BOARD STRUCTURE

     JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.


     4C.  BOARD SIZE

     Boards with more than 20 directors are considered to be excessively large.

     4D.  BOARD INDEPENDENCE

     JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

     We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     4E.  BOARD COMMITTEES

     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

     5.   DIRECTORS

     5A.  EXECUTIVE DIRECTOR'S REMUNERATION

     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

     JFAM  will  generally  vote  against  shareholder   proposals  to  restrict
     arbitrarily the compensation of executives or other employees.

     5B.  DIRECTOR'S LIABILITY

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5C.  DIRECTORS OVER 70

     JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

     5D.  DIRECTORS' CONTRACT

     Generally, we encourage contracts of one year or less and vote accordingly.

     6.   NON-EXECUTIVE DIRECTORS

     6A.  ROLE OF NON-EXECUTIVE DIRECTORS

     As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and Remuneration Committees should be composed exclusively of independent directors.

     6B.  DIRECTOR INDEPENDENCE

     We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     6C.  MULTIPLE DIRECTORSHIPS

     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

     6D.  NON-EXECUTIVE DIRECTOR REMUNERATION

     Non-executive directors should be paid but should not be awarded options.

     6E.  BONUSES FOR RETIRING DIRECTORS AND INTERNAL STATUTORY AUDITORS

     JFAM will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

     7.   ISSUE OF CAPITAL

     7A.  ISSUE OF EQUITY

     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

     JFAM will vote in favour of increases in capital which enhance a company's long-term prospects.

     7B.  ISSUE OF DEBT

     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JFAM will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7C.  SHARE REPURCHASE PROGRAMMES

     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

     8.   MERGERS / ACQUISITIONS

     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

     9.   VOTING RIGHTS

     JFAM believes in the fundamental principle of "one share, one vote". Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     10.  SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPS)

     10A. SHARE OPTIONS

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

     10B. LONG-TERM INCENTIVE PLANS (L-TIPS)

     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

     11.  OTHERS

     11A. CHARITABLE ISSUES

     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11B. POLITICAL ISSUES

     JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

     11C. POISON PILLS

     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts and are, in fact, sometimes used as tools to entrench management.

     JFAM  will  generally  vote  against   anti-takeover  devices  and  support
     proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

     11D. COMPOSITE RESOLUTIONS

     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11E. AMENDMENTS TO COMPANY ARTICLES

     i.   Limitation on Directors' Liability - review on a case by case basis

     ii. Changes in business activities/ Expansion of business line - generally vote For

     iii. Relaxation of Quorum Requirement - generally vote Against

     iv. Shares Repurchase at discretion of the Board of Directors - review on a case by case basis

     v. Changes of shareholders record date at discretion of the Board of Directors - generally vote Against

IV.  ACTIVISM

     ACTIVISM POLICY

     1.   DISCHARGE OF RESPONSIBILITIES

     a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

     b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

     c) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

     2.   MONITOR PERFORMANCE

     Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

     3.   EVALUATING AND REPORTING

     We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance.

V.   SUSTAINABILITY

     Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

     Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

     It is anticipated that our  sustainability  program will continue to expand
     both  in  terms  of  scope  and  market   coverage  as  client  demand  and
     availability of suitable resources dictate.


                                * * * * * * * * *


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                           JF CHINA REGION FUND, INC.
                       INFORMATION AS OF DECEMBER 31, 2006

                       JF China Region Fund, Inc. ("Fund")
                  JF International Management Inc. ("Adviser")

(a)(1) Identify portfolio manager(s) of the Adviser to be named in the Fund prospectus

Howard H. Wang joined JPMorgan Asset Management ('JPMAM') in Hong Kong in July 2005. Prior to his appointment, Mr. Wang spent eight years with Goldman Sachs, where in 2004, he was appointed Managing Director, Equities and General Manager of the Taipei branch office.

Emerson Yip joined JPMAM in Hong Kong in May 2006. Prior to his appointment, Mr. Yip was a director of Newbridge Capital where, since 1998, he held various positions of responsibility within the company.

The day-to-day management of the Fund's portfolio is handled by JPMAM's Greater China investment team based in Hong Kong. The head of this team is Howard Wang and Emerson Yip is the day-to-day portfolio manager.

------------------------------------------------------------------------------------------------------------------------------------
     (a)(2)(ii) For each person identified in
(a)(1), provide number of other accounts                                      (a)(2)(iii) For each of the  categories in
managed  by  the  person   within   each                                      column (a)(2)(ii), provide number of accounts
category  below and the total  assets in                                      and the total assets in the accounts with
the   accounts   managed   within   each                                      respect to which the advisory fee is based
category below                                                                on the performance of the account
------------------------------------------------------------------------------------------------------------------------------------
                 Registered                                                   Registered
                 Investment        Other Pooled                               Investment         Other Pooled
                 Companies      Investment Vehicles    Other Accounts         Companies       Investment Vehicles   Other Accounts
------------------------------------------------------------------------------------------------------------------------------------
             Number              Number                                     Number            Number              Number
               of      Total      of       Total     Number of    Total      of       Total     of       Total      of      Total
            Accounts   Assets   Accounts   Assets    Accounts     Assets   Accounts   Assets  Accounts   Assets   Accounts  Assets
------------------------------------------------------------------------------------------------------------------------------------
Howard Yang   1        $105     6          $1,395     0           $0        0         $0        1        28 mil   0          $0
                       mil                 mil
------------------------------------------------------------------------------------------------------------------------------------
Emerson Yip   1        $105     5          $981.25    4           $323mil   0         $0        0        $0       0          $0
                       mil                 mil
------------------------------------------------------------------------------------------------------------------------------------

(a)(2)(iv) Description of any Potential Material Conflicts of Interest that may arise in connection with the portfolio manager's management of the Fund and other accounts.

The chart above shows the number, type and market value as of 12/31/06 of the accounts other than the Fund that are managed by each of the Fund's portfolio managers. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar or different investment objectives and strategies as the Fund ("Other Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the client portfolios of the Adviser and the Adviser's participating affiliates is organized according to the mandates of each account. The Fund's portfolio managers manage other accounts with similar objectives, approach and philosophy to the Fund. The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest. For Howard Wang, these similar portfolios include one registered investment company and five of the six other pooled investment vehicles as described under (a)(2)(ii) above that invest in the Greater China/ China/Asia markets and only take long positions in securities. On the other hand, the other pooled investment vehicle described under (a)(2)(iii) also invests in the Greater China markets but may take long and short positions in securities as part of its investment strategy. When the portfolio manager engages for this other pooled investment vehicle in short sales of securities which the Fund has purchased, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of those securities to fall. For Emerson Yip, the similar portfolios include one registered investment company, five other pooled investment vehicles as described under (a)(2)(ii) above that invest in Greater China/Hong Kong markets and only take long positions in securities, and four other accounts as described under (a)(2)(ii) above that invest in HK/China markets.

The Adviser and the Adviser's participating affiliates receive more compensation with respect to certain Other Accounts than that received with respect to the Fund and receive compensation based in part on the performance of one of the Other Accounts as described under (a)(2)(iii). This may create a potential conflict of interest for the Adviser or the Fund's portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. The conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or the portfolio manager may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the allocation. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

(a)(3) Portfolio Manager Compensation

The Fund's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager's performance with respect to the mutual funds (including the Fund) he manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.


(a)(4) Ownership of Securities

---------------------------------------------------------------------------------------------------------
Portfolio Manager    None      $1-        $10,001-     $50,001-    $100,001-    $500,001 -    over
                               $10,000    $50,000      $100,000    $500,000     $1,000,000    $1,000,000
---------------------------------------------------------------------------------------------------------
Howard H Wang        X
---------------------------------------------------------------------------------------------------------
Emerson Yip          X
---------------------------------------------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since this report was last filed.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of December 31, 2006, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) The code of ethics  that is  the  subject of  disclosure  required  by
          Item 2 is incorporated by reference from EX-99.CODE ETH to the Fund's N-CSR, filed with the Commission on March 10, 2006.

   (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940  Act  and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)      JF China Region Fund, Inc.
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Simon Crinage
                         -------------------------------------------------------
                           Simon Crinage, President
                           (principal executive officer)

Date              March 6, 2007
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Simon Crinage
                         -------------------------------------------------------
                           Simon Crinage, President
                           (principal executive officer)

Date              March 6, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Michael J. James
                         -------------------------------------------------------
                           Michael J. James, Treasurer
                           (principal financial officer)

Date              March 6, 2007
    ----------------------------------------------------------------------------


 * Print the name and title of each signing officer under his or her signature.